UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 12, 2021
MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

Delaware	(MGM Growth Properties LLC)	001-37733	47-5513237
Delaware	(MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
1980 Festival Plaza Drive, Suite 750, Las Vegas, Nevada 89135
(Address of principal executive offices – Zip Code)
(702) 669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 12, 2021, the Board of Directors (the “Board”) of MGM Growth Properties LLC (the “Company”) adopted an Amended and Restated Change of Control Policy for Executive Officers, effective as of April 12, 2021 (the “Policy”). The Board amended the Policy to, among other things, (i) amend the definition of “Change of Control” to replace the prior asset sale provision with an all or substantially all standard, (ii) amend the definition of “Separation Benefits” (Separation Benefits are generally payable if the participant is terminated within six months before or one year after a Change of Control by the Employer without “Employer’s Good Cause” or by the participant with “Participant’s Good Cause,” as such terms are defined in the Policy) to provide participants with a prorated portion of their target bonus through the date of termination, (iii) provide for accelerated vesting on all of a participant’s outstanding equity in connection with a qualifying termination, and (iv) revise the definition of “Employer’s Good Cause” to include termination in connection with a participant’s conviction of a crime related to the Company or any felony. The foregoing description of the Policy is not complete and is subject to, and qualified in its entirety by, the full text of the Policy, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits:
10.1 aaa Amended and Restated Change of Control Policy for Executive Officers, effective April 12, 2021.
104 aaaaCover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

April 15, 2021	By:	/s/ Jessica Cunningham
Jessica Cunningham
Secretary

MGM Growth Properties Operating Partnership LP
	By:	MGM Growth Properties OP GP LLC, its general partner

April 15, 2021	By:	/s/ Jessica Cunningham
Jessica Cunningham
Secretary